Exhibit 99.1

Investor Presentation June 2019 0

DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to the estimated 2019 earnings accretion and payback period of the loss in connection with the restructuring transactions described herein and the expense guidance described herein, are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, and any such forward-looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in our SEC filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2018, which is available on our website (www.fhb.com) and the SEC’s website (www.sec.gov). Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. Use of Non-GAAP Financial Measures The information provided herein includes certain non-GAAP financial measures. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolidated subsidiaries. 1

Q1 2019 HIGHLIGHTS

First Hawaiian, Inc.

- ***Solid core earnings[1]***
- ***BNP Paribas sold all remaining shares in First Hawaiian, Inc.***
- ***Announced $100mm stock repurchase authorization***

	Reported	Core[1]
Net income ($mm)	$69.9	$72.1
Earnings per diluted share	$0.52	$0.53
Net interest margin	3.23%	3.23%
Efficiency Ratio	48.2%	47.4%
ROA / ROATA[2]	1.38% / 1.45%	1.43% / 1.50%
ROE / ROATCE[2]	11.16% / 18.35%	11.50% / 18.91 %
Tier 1 Leverage Ratio CET 1 Capital Ratio Total Capital ratio	8.71% 12.05% 13.06%	
Dividend[3]	$0.26 / share	

- Loan growth in line with guidance
- NIM growth in line with guidance after excluding premium adjustment
- Solid noninterest income
- Disciplined expense management, core efficiency ratio[1] in line with guidance
- Excellent asset quality
- Strong profitability metrics

(1) Core measurements are non-GAAP financial measurements. Core excludes certain gains, expenses and one-time items. See non-GAAP reconciliations of core net income, core diluted EPS, and core efficiency ratio to the comparable GAAP measurements in the appendix of this slide presentation.
(2) ROATA and ROATCE are non-GAAP financial measures. A reconciliation of average tangible assets and average tangible stockholders' equity to the comparable GAAP measurements is provided in the appendix of this slide presentation.
(3) Declared on April 24, 2019. Paid June 7, 2019 to shareholders of record at close of business on May 28, 2019.

2

INVESTMENT HIGHLIGHTS 1 Best-in-class Financial Performance Leading Position In Attractive Market 2 3 High Quality Balance Sheet With Steady Growth Realized And Forecasted 4 Proven Through The Cycle Performance Well-Capitalized With Healthy Dividend 5 6 $100 mm 2019 Stock Repurchase Program 3

BEST-IN-CLASS FRANCHISE

First Hawaiian, Inc.

Branch Presence


59
branches
Kauai
Niihau
Oahu
Honolulu
Molokai
Maui
Lanai
Kahoolawe
Hawaii
Island
Saipan
Guam

Company Highlights

- ✓ Oldest and largest Hawaii-based bank
- ✓ Full service community bank with complete suite of products & services
- ✓ #1 deposit market share in Hawaii since 2004
- ✓ Largest Hawaii-based lender
- ✓ $14.1 bn assets under administration as of 1Q19
- ✓ Proven through the cycle and top quartile operating performance

Financial Overview – 1Q 2019 YTD ($ billions)

Market Cap	$ 3.5	Loans	$ 13.2
Assets	$ 20.4	Deposits	$ 16.8

ROATCE(2), (4)


18.9%
16.3%
FHB
Top Quartile(1)

ROATA(2), (4)


1.5%
1.6%
FHB
Top Quartile(1)

Efficiency Ratio(2), (3)


47.4%
51.4%
FHB
Top Quartile(1)

NIM Δ Since 4Q 2015


52 bps
42 bps
FHB
Top Quartile(1)

NALs / Loans


0.03%
0.33%
FHB
Top Quartile(1)

Dividend Yield (5)


4.0%
3.2%
FHB
Top Quartile(1)

Source: Public filings and SNL Financial as of 24-May-2019

Note: Financial data as of 31-Mar-19. Market data as of 24-May-2019. NIM change based on change from 4Q15 – 1Q19.

(1) Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-18; excludes merger targets.

(2) FHB Ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix.

(3) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.

(4) ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix.

(5) Dividend yield based on dividend paid in 1Q 2019 and closing market price as of 24-May-2019.

4

HAWAII IS AN ATTRACTIVE MARKET WITH STRONG ECONOMIC BACKDROP The Hawaii economy has remained steady through economic cycles and maintains a favorable outlook Real GDP ($ billion) GDP by Industry (2018) Population (000s) ’19-’24 Projected HHI Change: 11.73% Tourism accounts for ~19% of Hawaii GDP(1) Government 20% Transportation & Warehousing 5% $85.1 $83.9 $82.8 $81.7 $80.8 $80.0 Other 15% 1,437 1,431 Construction 6% Retail Trade 7% 1,426 1,424 1,422 1,420 l Estate Healthcare & Residential Professional Entertainment 10% Edu RE cation 2017A 2018A 2019E 2020E 2021E 2022E 9% 2017A 2018A 2019E 2020E 2021E 2022E 8% 23% Unemployment Housing Price Index (Year End) Visitor Expenditures ($ billion) April 2019: 2.8% 6.0% $19.5 $19.0 $18.5 4.4% $18.0 124 $17.8 $16.9 2.6% 2.4% 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2017A 2018A 2019E 2020E 2021E 2022E 2014A 2015A 2016A 2017A 2018A Source: Hawaii Department of Business, Economic Development & Tourism, Bureau of Labor Statistics, Bureau of Economic Analysis, Federal Housing Finance Agency, and SNL Financial as of 22-May-19 Note: Real GDP adjusts nominal GDP to 2012 dollars. Unemployment and housing index are shown as seasonally adjusted. (1) Based on $17.8bn of 2018 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. 5 Visitor Arrivals (mm) 9.4 10.0 10.2 10.4 10.6 10.7 117 112 105 100 4.9% 3.6% 3.0%

THE CLEAR LEADER IN HAWAII

First Hawaiian, Inc.

The banking market in Hawaii is dominated by local banks with the top 6 banks accounting for ~97% of deposits; First Hawaiian is the clear leader among its Hawaii banking peers

	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Branches	59	69	50	35	29	13
FTEs	2,130	2,112	1,140	816	277	171
Assets ($bn)	20.4	17.4	7.1	5.8	2.1	0.6
Loans ($bn)	13.2	10.5	4.9	4.1	1.6	0.4
Deposits ($bn)	16.8	15.3	6.3	4.9	1.7	0.6
1Q 2019 ROATCE	18.9%(1),(2)	19.3%	15.2%	13.1%	12.3%	7.6%
1Q 2019 ROATA	1.50%(1),(2)	1.39%	1.21%	1.12%	1.31%	0.73%

Loan Portfolio


Commercial
Commercial RE
Residential RE
HELOC
Consumer & Other
13%
7%
25%
27%
28%
12%
13%
16%
24%
35%
6%
16%
11%
18%
49%
12%
14%
11%
28%
35%
1%
2%
97%
1%
8%
27%
25%
39%

Deposit Portfolio


Transaction Accounts
Savings / MMDA
Time Deposits
17%
35%
48%
12%
39%
49%
7%
12%
81%
21%
12%
67%
27%
17%
56%
7%
11%
82%

Hawaii Deposits[3]

	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Rank	#1	#2	# 3	# 4	# 5	# 6
Share	35.8%	31.1%	13.8%	11.1%	3.7%	1.3%

Sources: SNL Financial, FDIC, SEC and company filings. Company filings used for peers where available, otherwise regulatory data used.
Note: Balance sheet and income statement data as of 31-Mar-19. Loan and deposit portfolio mix based on company filings or regulatory filings as of 24-May-19. Branches as of 24-May-19.
(1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix.
(2) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See reconciliation of core net income to the comparable FHB GAAP measure in the appendix.
(3) Deposit market share based on FDIC data as of 30-Jun-18.

6

NIM WELL POSITIONED FROM STRATEGIC BALANCE SHEET MANAGEMENT AND RATIONAL MARKET Proactive Balance Sheet Management, Favorable Deposit Market NIM Increased 24 bp in 2018 4.00% 3.85 % Grew loans by 6.5% in 2018; increasing loan yields from 3.92% in 4Q 2017 to 4.35% in 4Q 2018 3.50 % Investment portfolio restructured in Jan 2019 Improves overall yield on investment portfolio by ~ 25 bps Efficient use of capital: Estimated payback period of 2.6 years 3.18% 3.00% 3.13% 3.11% 3.02% 3.00% 2.50 % Active management of total funding portfolio 2.00 % Reduced high-beta, high-cost public time deposits by $962mm, or 49%, in 2018 Added $600mm of fixed-rate term funding in 2018 1.50 %  Hawaii banks experience more favorable deposit behavior than national banks across all rate cycles (see slide 17) 1.00% .56% .40% 0.47% 0.48% 0.50% .28% 0.31% 0.35 % FHB’s deposit beta1 was 17% in 2018% 0.21% – % 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Net Int Inc. Earning Asset Yield Cost of Deposits NIM (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. Deposit cost uses starting point (4Q17) to (4Q18), versus a 100 bp increase in the Fed Funds rate from 31-Dec-2017 to 31-Dec-2018. 7 3.77% 3.58% 3.61% 3.47% 3.29% 3.18% 3.22% 3.23% 3.23% 3.23% $ 145 $ 144 0 $ 141 $ 141 2.96% 2.99% $ 140 0 $ 135 $ 133 $ 131 0 0 $ 129 .18

STRONG PERFORMANCE THROUGH THE CYCLE Consistent Deposit Growth ($bn) Steady, Balanced Loan Growth ($bn) 1Q19 Cost of Deposits: 0.56% $13.2 $16.8 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 1Q19 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 1Q19 Through the Cycle Credit Performer Strong Expense Mgmt. Culture(1) Consistent Record of Profitability(1) NPAs + 90s / Efficiency Ratio ROATCE(2) 63.7% 3.50% 3.00% 2.50% 2.00% 1.50% 65.0% 22.0% 20.0% 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% % 60.0% % 55.0% 50.0% 47.4% 46.7% % 1.00% 0.58% 0.63% 0.41% 45.0% 0.50% 0.00% 0. % 40.0% '11 '12 '13 '14 '15 '16 '17 '18 1Q19 '11 '12 '13 '14 '15 '16 '17 '18 1Q19 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial as of 24-May-19 Note: Financial data as of 31-Mar-19. $10–$50bn banks constituted as of 31-Dec-18; excludes merger targets. (1) FHB ratios shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATCE (return on average tangible common equity) is a non-GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. 8 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 1Q19 61.7% 55.4 50.2% 18.9 12.0%14.7 8.8% 3.24%Loans + OREO 16% 0.08 $6.5 $9.1

CONSISTENT TRACK RECORD PROFITABILITY OF STRONG Consistent Core Earnings ($mm)(1) Stable Earnings Drivers Leading loan and deposit position in attractive market $ 217 $ 205 $ 202 $ 198 $ 197 $ 196 Demonstrated history of disciplined expense management Consistent underwriting standards with proven performance through the credit cycle Stable local economy Year Ended December 31 ROATA(1),(2) YTD ROATCE(1),(2) 1.75% 22.0% 20.0% 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 1.50% 1.25% 1.38% 1.10% 1.00% 11.3% 11.3% 10.9% 0.87% 0.75% 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 2011 2012 2013 2014 2015 2016 2017 2018 1Q19 Year Ended December 31 Year Ended December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, as of 24-May-2019 Note: Financial data as of 31-Mar-19. $10–$50bn banks constituted as of 31-Dec-18; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 9 19.6% 18.9% 14.9% 13.8% 12.0% 11.8% 12.3% 11.8% 11.3%15.1% 14.7% 8.8%11.7%11.6% 11.6% 1.49% 1.50% 1.39% 1.30% 1.31% 1.22%1.18% 1.22%1.37% 1.01% 1.04% 1.07% 1.05% 1.06% 1.03% Peer Leading Profitability $ 287 $ 68$ 72 $ 230 2011 2012 2013 2014 2015 2016 2017 2018 1Q18 1Q19 Consistent Earnings

STRONG DIVIDEND PAYOUT RATIO, ANNOUNCED $100MM STOCK PROGRAM Robust Capital Position REPURCHASE Attractive Dividend Yield(2) Tier 2 NCT1 4.0% 13.8% CET 1 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 46.0% 29.6% Payout Ratio (3) Stock Repurchase Program On March 1, 2019, announced stock repurchase program for up to $100 million of common stock during 2019 Through June 4, 2019, the Company repurchased 1.1 million shares at a total cost of $30.3 million FHI 1Q19 Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial as of 24-May-19 Note: Financial data as of 31-Mar-19. $10–$50bn banks constituted as of 31-Dec-18, excludes merger targets. Percentages may not total due to rounding. (1) Dividends and share repurchases are subject to approval of FHI’s board of directors, future capital needs and regulatory approvals. (2) Dividend yield (MRQ) based on 1Q 2019 paid dividend and market data as of 24-May-19. (3) Dividend payout ratios based on dividends paid and EPS during last four quarters. FHB dividend payout ratio based on core EPS. 10 Tier 1 Leverage8.7%9.8% Dividend 13.1% 1.5% 1.0% 12.1% 11.8% 2.7%

Appendix 11

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 58 commercial bankers(2)
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- #1 deposit market share in Hawaii (35.8%)(1)
- Retail deposit products offered through branch, online, mobile, and direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 173,000 accounts with more than $2.2bn annual spend(2)
- Consumer, small businesses, and commercial cards
- Issuer of both Visa and MasterCard

Wealth Management

- $14.1 bn of AUA(3) and 40 financial advisors(2)
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 6,000 terminals processed ~49.4mm transactions in 2018
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-18.
(2) As of 31-Dec-18.
(3) As of 31-Mar-19.

12

GROWING, LOW-COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low-cost deposit base Consistent Deposit Growth ($bn) Deposit Portfolio Composition Public Time 5% $962 mm reduction in Public Time ~9% of Total Deposits are Public Deposits $17.6 Time 12% $17.2 $16.8 Demand 34% Money Market 19% Public Savings 4% Sav gs 26% Deposits: $16.8bn 1Q19 Deposit Cost: 0.56% Best-in-Class Cost of Deposits 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.87% – % '06'07'08'09'10'11'12'13'14 '15'16'17'18 1Q19 Year Ended December 31 Year Ended December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 13 Source: Public filings and SNL Financial, as of 24-May-19 Note: Financial data as of 31-Mar-19. $10–$50bn banks constituted as of 31-Dec-18; excludes merger targets. 2.98% 1.70% 1.92% 0.81% 0.56 % Deposits in 2018$16.8 $16.1 $14.7 $13.6 $12.9 $12.2 $10.5 $10.2 $8.9 $9.1 $9.4

STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio with attractive forward growth opportunities Steady Loan Growth ($bn) Balanced Loan Portfolio $13.1$13.2 Consum r 13% HELOC 7% Commercial 25% Residential RE 27% Commercial RE 28% Loans: $13.2bn 1Q19 Loan Yield: 4.48% Growth in All Categories (12/31/13 – 3/31/19 CAGR) 8.5% '06'07'08'09'10'11'12'13'14'15'16 '17'18 1Q19 Year Ended December 31, Loans / Deposits 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% 79% 14 Note: Financial data as of 31-Mar-19 6.4% 9.1% 2.1% 7.3 % Total CommercialCommercial Residential REConsumer RE& HELOC $12.3 $11.5 $10.7 $10.0 $9.5 $9.0 $8.3 $8.3 $6.4 $6.5 $7.9 $8.0 Well positioned to serve clients during the financial crisis

PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management NCOs / Average Loans NPAs + 90s / Loans + OREO 1.50% 3.24% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 1.00% 0.50% % % 0.16% 0.08% 0.00% As of December 31 Year Ended December 31 Reserves / Loans Reserves / Non-Accrual Loans 2.50% 75.0x 40.0x x 2.00% 30.0x 1.50% 20.0x % 1.00% 10.0x 3.2x 1.6x % 0.50% As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 15 Source: Public filings and SNL Financial, available as of 24-May-19 Note: Financial data as of 31-Mar-19. $10–$50bn banks constituted as of 31-Dec-18; excludes merger targets. 71.4x 33.1 2.15% 1.43% 1.07 1.16% 0.82 0.41%0.63%0.58 1.18% 0.73% 0.21%0.18% 0.13%0.09

DEMONSTRATED HISTORY OF DISCIPLINED EXPENSE MANAGEMENT

First Hawaiian, Inc.

Well Managed Core Noninterest Expense ($mm)(1),(2)



CAGR: 2.0%
$ 312
$ 301
$ 296
$ 304
$ 327
$ 331
$ 342
$ 359
$ 90
$ 92
46.7%
46.8%
46.4%
47.9%
50.2%
47.9%
47.0%
46.6%
47.9%
47.4%
'11
'12
'13
'14
'15
'16
'17
'18
1Q18
1Q19
Year Ended December 31,
Core Noninterest Expense
Efficiency Ratio

Noninterest Expense / Average Assets(1)



3.50%
3.00%
2.50%
2.00%
1.50%
2.98%
2.99%
2.92%
2.77%
2.72%
2.59%
2.52%
2.45%
2.32%
2.04%
1.87%
1.78%
1.74%
1.74%
1.71%
1.72%
1.77%
1.82%
2011
2012
2013
2014
2015
2016
2017
2018
1Q19
Year Ended December 31,

Efficiency Ratio(1),(2)



65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
61.7%
62.7%
63.7%
62.8%
61.3%
59.9%
58.3%
56.3%
55.4%
46.7%
46.8%
46.4%
47.9%
50.2%
47.9%
47.0%
46.6%
47.4%
2011
2012
2013
2014
2015
2016
2017
2018
1Q19
Year Ended December 31,
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Clear Guidance on 2019 Expense Outlook

- Annualized 4Q 2018 expenses +~6%
  - Inflation and volume growth: ~3%
  - Transitional Services Agreement costs: ~1%
  - Lower BNPP reimbursements: ~2%
- Efficiency ratio between 47.5% - 48.0%

Source: Public filings and SNL Financial, as of 24-May-19

Note: Financial data as of 31-Mar-19. $10–$50bn banks constituted as of 31-Dec-18; excludes merger targets.

(1) FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix.

(2) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.

16

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta(¹) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 6.00% 5.50% 5.00% 4.50% 4.00% 3.50 % Current Funding ntage 3.00% 2.50% 2.40% 2.00% 1.50% 1.00% 0.83% 0.45% 0.50% 0.00% 2009 2004 2005 2006 2007 2008 2010 2011 2012 2013 2014 201520162017 2018 2019 Hawaii Banks² U.S. Banks³ Fed Funds Source: SNL Financial and the Federal Reserve website, as of 24-May-2019 (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. Deposit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 1Q19 cost of deposits based on public company reported information. 1Q19 excludes private companies and undisclosed public company information. (3) Includes all U.S. bank holding companies excluding Hawaii-based banks. 1Q19 cost of deposits based on public company reported information. 1Q19 excludes private companies and undisclosed public company information. 17 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 5.25% 3.25% 38 bps Adva 145bps Funding Advantage 1.80%

GAAP TO NON-GAAP RECONCILIATIONS We present net interest income, noninterest income, noninterest expense, efficiency ratio, net income, basic and diluted earnings per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and average tangible stockholders’ equity to average tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders ’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our average tangible stockholders’ equity to average tangible assets as the ratio of average tangible stockholders’ equity to average tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. The following tables provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures. 18

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended March 31, 2019	December 31, 2018	March 31, 2018
Income Statement Data:			
Net income	$ 69,924	$ 59,995	$ 67,958
Average total stockholders' equity	$ 2,540,600	$ 2,437,504	$ 2,500,299
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$ 1,545,108	$ 1,442,012	$ 1,504,807
Average total assets	$ 20,494,837	$ 20,069,988	$ 20,407,718
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$ 19,499,345	$ 19,074,496	$ 19,412,226
Return on average total stockholders' equity[(1)]	11.16 %	9.77 %	11.02 %
Return on average tangible stockholders' equity (non-GAAP)[(1)]	18.35 %	16.51 %	18.32 %
Return on average total assets[(1)]	1.38 %	1.19 %	1.35 %
Return on average tangible assets (non-GAAP)[(1)]	1.45 %	1.25 %	1.42 %
Average stockholders' equity to average assets	12.40 %	12.15 %	12.25 %
Average tangible stockholders' equity to average tangible assets (non-GAAP)	7.92 %	7.56 %	7.75 %

(1) Annualized for the three months ended March 31, 2019, December 31, 2018 and March 31, 2018.

	As of March 31, 2019	As of December 31, 2018	As of March 31, 2018
Balance Sheet Data:			
Total stockholders' equity	$ 2,613,202	$ 2,524,839	$ 2,520,862
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$ 1,617,710	$ 1,529,347	$ 1,525,370
Total assets	$ 20,441,136	$ 20,695,678	$ 20,242,942
Less: goodwill	995,492	995,492	995,492
Tangible assets	$ 19,445,644	$ 19,700,186	$ 19,247,450
Shares outstanding	135,012,015	134,874,302	139,601,123
Total stockholders' equity to total assets	12.78 %	12.20 %	12.45 %
Tangible stockholders' equity to tangible assets (non-GAAP)	8.32 %	7.76 %	7.93 %
Book value per share	$ 19.36	$ 18.72	$ 18.06
Tangible book value per share (non-GAAP)	$ 11.98	$ 11.34	$ 10.93

19

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended March 31, 2019	December 31, 2018	March 31, 2018
Net interest income	$ 145,089	$ 143,985	$ 139,672
Core net interest income (non-GAAP)	$ 145,089	$ 143,985	$ 139,672
Noninterest income	$ 47,072	$ 33,091	$ 48,700
OTTI losses on available-for-sale debt securities	—	24,085	—
Loss on sale of securities	2,613	—	—
Core noninterest income (non-GAAP)	$ 49,685	$ 57,176	$ 48,700
Noninterest expense	$ 92,623	$ 89,354	$ 90,587
One-time items [(1)]	(261)	(435)	(407)
Core noninterest expense (non-GAAP)	$ 92,362	$ 88,919	$ 90,180
Net income	$ 69,924	$ 59,995	$ 67,958
OTTI losses on available-for-sale debt securities	—	24,085	—
Loss on sale of securities	2,613	—	—
One-time noninterest expense items [(1)]	261	435	407
Tax adjustments [(2)]	(746)	(6,601)	(106)
Total core adjustments	2,128	17,919	301
Core net income (non-GAAP)	$ 72,052	$ 77,914	$ 68,259
Core basic earnings per share (non-GAAP)	$ 0.53	$ 0.58	$ 0.49
Core diluted earnings per share (non-GAAP)	$ 0.53	$ 0.58	$ 0.49
Core efficiency ratio (non-GAAP)	47.42 %	44.19 %	47.86 %
Basic earnings per share	$ 0.52	$ 0.44	$ 0.49
Diluted earnings per share	$ 0.52	$ 0.44	$ 0.49
Efficiency ratio	48.20 %	50.45 %	48.08 %

(1) One-time items for all periods disclosed included public offering related costs.
(2) Represents the adjustments to net income, tax effected at the Company's effective tax rate for the respective period.

20

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	2018	2017	2016	2015	2014	2013	2012	2011
	As of and for the Twelve Months Ended December 31,							
Net Income	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Basic EPS	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Diluted EPS	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Average Total Stockholders' Equity	$ 2,457.8	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,462.3**	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,524.8	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$ 1,529.3**	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	20,247.1	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 19,251.6**	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	20,695.7	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 19,700.2**	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	10.76%	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**18.08%**	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets	1.31%	0.92%	1.19%	1.14%	1.24%	1.29%	1.31%	1.31%
Return on Average Tangible Assets (non-GAAP)	**1.37%**	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**

Note: Totals may not sum due to rounding.

21

GAAP TO NON-GAAP RECONCILIATION - ANNUAL For the Fiscal Year Ended December 31, (Dollars in millions, except per share data) 2018 2017 2016 2015 2014 2013 2012 2011 Net Interest Income $ 566.3 $ 528.8 $491.7 $461.3 $443.8 $439.0 $447.5 $470.0 Accounting Change (ASC 310 Adjustment) – – – – – (4.3) – – Early Buyout on Lease – – – – (3.1) – – – Early Loan Termination(2) – – – (4.8) – – – – Noninterest Income(1) $ 179.0 $ 205.6 $226.0 $219.1 $216.0 $214.4 $219.1 $200.2 OTTI Losses on Available-For-Sale Securities 24.1 – – – – – – – – – Gain on Sale of Securities (4.6) (7.7) – (0.2) (16.7) (1.7) – – Gain on Sale of Stock (Visa/MasterCard) (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Bank Properties – (6.9) – (3.4) – (0.4) (6.4) – Other Adjustments(2),(3) – – – (7.5) – – – (0.9) Noninterest Expense(1) $ 365.0 $ 347.6 $337.3 $327.3 $304.4 $296.7 $301.9 $311.7 Loss on Litigation Settlement (4.1) – – – – – – – (2.3) (5.5) Non-Recurring Items(4) (6.2) – – (0.7) (0.7) – Net Income $ 264.4 $ 183.7 $230.2 $213.8 $216.7 $214.5 $211.1 $199.7 OTTI Losses on Available-For-Sale Debt Securities 24.1 – – – – – – – Accounting Change (ASC 310 Adjustment) – – – – – (4.3) – – Early Buyout on Lease – – – – (3.1) – – – – – Early Loan Termination – (4.8) – – – – – – Gain on Sale of Securities (4.6) (7.7) – (0.2) (16.7) (1.7) Gain on Sale of Stock (Visa/MasterCard) – – (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Real Estate – (6.9) – (3.4) – (0.4) (6.4) – Loss on Litigation Settlement (4.1) – – – – – – – Other Adjustments(2),(3) – – – (7.5) – – – (0.9) Non-Recurring Items(4) 2.3 5.5 6.2 – – 0.7 0.7 – – 47.6 Tax reform Bill – – – – – – (8.2) 0.6 Tax Adjustments(5) 8.0 10.6 8.9 5.8 8.1 1.0 Total Core Adjustments 22.3 46.7 (13.1) (17.5) (15.0) (9.5) (14.3) (1.7) Note: Totals may not sum due to rounding. (1) (2) (3) (4) (5) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications described in the footnote to Table 1 of the fourth quarter 2017 earnings release. Adjustments that are not material to our financial results have not been presented for certain periods. Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down. Includes salaries and benefits stemming from the 2017 tax reform bill and non-recurring public company transition costs. Represents the adjustments to net income, tax effected at the Company’s effective tax rate, exclusive of one-time tax reform bill expense, for the respective period. 22 Core Net Income (Non-GAAP)$ 286.7$ 230.4$217.1$196.3$201.6$205.0$196.7$198.0 Core Basic EPS (Non-GAAP)$ 2.09$ 1.65$1.56$1.41$1.45$1.47$1.57$1.79 Core Diluted EPS (Non-GAAP)$ 2.09$ 1.65$1.56$1.41$1.45$1.47$1.57$1.79 Core Noninterest Expense (Non-GAAP)$ 358.6$ 342.1$331.1$327.3$304.4$296.0$301.2$311.7 Core Noninterest Income (Non-GAAP)$203.1$198.7$198.8$195.9$195.1$202.7$196.0$197.6 Core Net Interest Income (Non-GAAP)$ 566.3$ 528.8$491.7$456.5$440.7$434.7$447.5$470.0